UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2011

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 345 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-293-5563

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On August 9, 2011, Guaranty Bancorp (the “Company”) entered into an Amended and Restated Series A Convertible Preferred Stock Transaction Agreement (the “A&R Transaction Agreement”) with the principal holders of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Relational Investors Mid-Cap Fund I, L.P., Relational Investors Mid-Cap Fund II, L.P. and Castle Creek Capital Partners IV, L.P. (the “Investors”), amending and restating the Series A Convertible Preferred Stock Transaction Agreement entered into by and among the Company and the Investors on July 27, 2011 (the “Original Transaction Agreement”).

Among other things, the A&R Transaction Agreement addresses and amends certain stockholder approvals required to be obtained at the special meeting of the stockholders of the Company in connection with the transactions contemplated by the A&R Transaction Agreement (the “Transaction”), including (a) the requisite vote of the outstanding shares of the Common Stock and Series A Preferred Stock (on an as-converted basis), voting as a single class, of the proposed Amended and Restated Certificate of Designations for Series A Convertible Preferred Stock; and (b) the approval by the majority of the votes cast by the holders of the Company’s voting common stock (but not including the votes of any holder of Series A Preferred Stock or any other stock of the Company held by any holder of Series A Preferred Stock or its affiliates) of the transactions contemplated by the A&R Transaction Agreement.  An Amendment to the Company’s Second Amended and Restated Certificate of Incorporation is required for the terms of the Company’s non-voting common stock to conform to the policies and guidance of the Board of Governors of the Federal Reserve System so that certain Investors can receive shares of non-voting common stock, if necessary, pursuant to the Transaction.  If such amendment is not approved at the special meeting, in lieu of filing the amendment, the Company would take steps necessary to approve and authorize a new series of convertible preferred stock which would have economic terms substantially consistent with the terms of the Company’s non-voting common stock, as they are proposed to be amended.

The terms of the Original Transaction Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2011. The description of the A&R Transaction Agreement contained herein is a summary only, and is qualified in its entirety by reference to the full text of the A&R Transaction Agreement.  A copy of the A&R Transaction Agreement, which includes as an exhibit thereto a form of Amended and Restated Certificate of Designations for Series A Convertible Preferred Stock and a form of the Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, is attached as Exhibit 2.1 hereto and is incorporated herein by reference. Interested parties should read the A&R Transaction Agreement in its entirety.

Important Information for Investors and Stockholders

The Transaction will be submitted to the Company’s stockholders for their consideration, and the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement to be used to solicit stockholder approval of the proposed transaction, as well as other relevant documents concerning the Transaction.  THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement will also be provided to the Company’s stockholders, without charge, by directing a request to: Guaranty Bancorp, 1331 17th St., Suite 345, Denver, CO 80202, Attention: Investor Relations, or by telephone at (303) 296-5563 or by email at investor.relations@gbnk.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Transaction.  Information concerning persons who may be deemed participants in the solicitation of the Company’s stockholders under the rules of the SEC will be set forth in the proxy statement when it is filed with the SEC.

Forward Looking Statements

This Current Report contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company’s operations; the effect of the regulatory written agreement the Company and its bank subsidiary have entered into and potential future supervisory action against the Company or its bank subsidiary; general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in the deferred tax asset valuation allowance; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time.  When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties.  The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made.  The forward-looking statements are made as of the date of this Current Report, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

The following exhibit is being filed herewith:

2.1                                 Amended and Restated Series A Convertible Preferred Stock Transaction Agreement, dated August 9, 2011, among the Company and certain stockholders named therein (including Exhibit A - Form of Amended and Restated Certificate of Designations for Series A Convertible Preferred Stock and Exhibit B — Form of Amendment to Second Amended and Restated Certificate of Incorporation).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece Title: EVP, Chief Financial Officer and Secretary

Date:  August 10, 2011